SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 20, 2001


                                 PPL Corporation
                                 ---------------
             (Exact Name of Registrant as Specified in Its Charter)


      Pennsylvania                    1-11459                  23-2758192
      ------------                    -------                  ----------
(State or other jurisdiction        (Commission               (IRS Employer
   of Incorporation)                File Number)            Identification No.)


                       PPL Electric Utilities Corporation
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


      Pennsylvania                    1-905                     23-0959590
      ------------                    -----                     ----------
(State or other jurisdiction        (Commission               (IRS Employer
   of Incorporation)                File Number)            Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (610) 774-5151
                                                           --------------

          (Former name or former address if changed since last report)

ITEM 5.  OTHER EVENTS
         ------------

PPL ELECTRIC UTILITIES AWARDS SUPPLY CONTRACT

On June 20, 2001, PPL Electric Utilities Corporation (PPL Electric), a subsidiary of PPL Corporation, announced that it has entered into a contract that protects its customers from the risk of higher energy costs for the remainder of this decade.

As a result of a corporate realignment in 2000, PPL Electric divested itself of its electric generation and wholesale energy marketing operations and became engaged primarily in the transmission and distribution of electricity. Under the Pennsylvania Customer Choice Act, PPL Electric is required, through 2009, to act as "provider of last resort" or POLR and provide electricity at pre-established "capped" prices to its retail customers who do not select an alternate energy supplier.

PPL Electric currently has a full requirements energy supply agreement with PPL EnergyPlus, LLC, also a subsidiary of PPL Corporation (PPL EnergyPlus), that is designed to satisfy this POLR obligation through the end of 2001. PPL Electric had solicited bids from energy suppliers to enter into one or more generation supply agreements to provide PPL Electric with electric energy at the pre-established capped prices in amounts sufficient for PPL Electric to meet its POLR obligation to deliver electric energy through 2009.

In this competitive bidding process, PPL EnergyPlus was the low bidder and was selected as the company to provide for the energy supply requirements of PPL Electric Utilities from 2002 through 2009.

Under the new supply contract, PPL EnergyPlus will provide electricity at pre-established capped prices and receive a $90 million payment by January 1, 2002, to offset differences between the revenues expected under the capped prices and currently projected market prices through the life of the supply agreement.

The contract will be filed with the Pennsylvania Public Utility Commission and the Federal Energy Regulatory Commission. The company has requested approvals by the middle of July.

                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                        PPL CORPORATION


                                        By:  /s/ Joseph J. McCabe
                                           -------------------------------------
                                           Joseph J. McCabe
                                           Vice President and Controller


                                        PPL ELECTRIC UTILITIES CORPORATION


                                        By:  /s/ Joseph J. McCabe
                                           -------------------------------------
                                           Joseph J. McCabe
                                           Vice President and Controller

Dated:  June 22, 2001